Income taxes	12 Months Ended
Dec. 31, 2025
Income Taxes
Income taxes

20	Income taxes

Income taxes are comprised of taxation over operations in Brazil, related to Corporate Income Tax (IRPJ) and Social Contribution on Net Profit (CSLL). According to Brazilian tax legislation, income taxes and social contribution are assessed and paid by legal entity and not on a consolidated basis, except by the requirements of the Pillar Two global minimum tax.

Income taxes expenses

The Company calculates the income taxes expenses using the tax rate that would be applicable to the expected total annual earnings, including the effects of the OECD’s Pillar Two global minimum tax, which is applicable for the fiscal year ended December 31, 2025.

The table below presents the reconciliation of income tax expense for the years ended December 31, 2025, 2024 and 2023:

	2025	2024	2023

Income before income taxes	860,945	676,391	429,582
Statutory income taxes rate	34%	34%	34%
Income taxes at statutory rate	(292,721)	(229,973)	(146,058)

Reconciliation adjustments:
Tax effect on loss from entities not subject to taxation	(20,042)	(37,007)	(32,274)
PROUNI - Fiscal incentive (i)	454,380	379,747	309,952
Unrecognized deferred taxes assets on tax losses	(161,215)	(130,074)	(154,062)
Recognized deferred taxes	40,826	-	3,233
Presumed profit income tax regime effect (ii)	(372)	338	(8,787)
Permanent adjustments:
Management bonuses	(9,146)	(6,533)	-
Gifts	(1,742)	(1,655)	(1,552)
Sponsorship	(953)	(521)	(470)
Other	(1,744)	(4,744)	(2,665)
Pillar Two - See Note 2.3(q)	(109,458)	-	-
Other	9,685	2,951	8,517
Income taxes expense	(92,502)	(27,471)	(24,166)
Current	(133,328)	(24,238)	(27,399)
Deferred	40,826	(3,233)	3,233
Effective rate	10.70%	4.10%	5.62%

(i)	The Company adhered to PROUNI, established by Law 11,096/2005, which is a federal program that exempts companies of paying income taxes and social contribution upon compliance with certain requirements required by this Law.
(ii)	Brazilian tax law establishes that companies that generate gross revenues of up to R$78,000 in the prior fiscal year may calculate income taxes as a percentage of gross revenue, using the presumed profit tax regime. The effect of the presumed profit of certain subsidiaries represents the difference between the taxation based on this method and the amount that would be due based on the statutory rate applied to the taxable profit of the subsidiaries.

Deferred income taxes

The table below shows the balances of deferred tax assets and liabilities as of December 31, 2025 and 2024:

	2024	Additions (i)	2025

Deferred tax assets
Tax losses carry forward	-	1,703	1,703
Temporary differences:
Allowance for expected credit losses	-	1,196	1,196
IFRS 16 - Leases:
Right-of-use assets	-	56,180	56,180
Lease liabilities	-	(47,232)	(47,232)
Provision for profit sharing	-	2,047	2,047
Provision for legal proceedings and contingencies	-	7,672	7,672
Amortization of intangible assets	-	44,486	44,486
Other	-	67	67
	-	66,119	66,119
Deferred tax liabilities
Tax benefit from tax deductible goodwill	-	(25,293)	(25,293)
Fair value remeasurements on business combinations	(28,274)	-	(28,274)
	(28,274)	(25,293)	(53,567)
Deferred tax assets (liabilities), net	(28,274)	40,826	12,552

(i)	Recognized in the consolidated statement of income and other comprehensive income.

The deferred tax assets were limited to the expected amount to be recovered, with the corresponding impact recognized in the consolidated statement of income and other comprehensive income.

As of December 31, 2025, the Company had accumulated unrecognized deferred income tax assets on temporary differences and tax losses in the amount of R$1,603,167 of tax-basis (December 31, 2024: R$1,266,126) which does not have expectations of future taxable income that could support the recognition as deferred tax assets, except for R$392,391 of tax basis from temporary differences recognized as deferred tax assets as result of expected future taxable income.